SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                March 27, 2007
                                --------------
                                Date of Report
                       (Date of Earliest Event Reported)

                             PCS EDVENTURES!.COM, INC.
                             -------------------------
            (Exact Name of Registrant as Specified in its Charter)

        IDAHO                   000-49990              82-0475383
        -----                   ---------              ----------
     (State or other       (Commission File No.)   (IRS Employer I.D. No.)
      Jurisdiction)

                         345 Bobwhite Court, Suite 200
                             Boise, Idaho 83706
                             ------------------
                      (Address of Principal Executive Offices)

                                 (208) 343-3110
                                 --------------
                          Registrant's Telephone Number

                                      N/A
                                      ---
         (Former Name or Former Address if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






Item 1.01. Entry into a Material Definitive Agreement.

	On March 27, 2007, PCS Edventures!.com, Inc. (PCS) entered into a License Agreement for Educational Curriculum and Content with Global Techniques dba PCS Middle East (PCS ME). The License Agreement allows PCS ME to utilize and reprint copies of a portion of the PCS BrickLab(r) curriculum, namely PCS BrickLab(r) ITEA Grade Series Level 1, 2, 3, and 4, and PCS BrickLab(r) Survey Level 5 in up to 5,500 sites within the Kingdom of Saudi Arabia. For use of this portion of the PCS BrickLab(r) curriculum, PCS ME has agreed to pay PCS the sum of Seven Million One Hundred Fifty Thousand and No/100
US Dollars ($7,150,000). The full payment is expected to be received in a single sum payment no later than May 15, 2007.

	The License Agreement is in conjunction with the Global Techniques International Distribution Agreement between PCS Edventures!.com, Inc. (PCS) and Global Techniques, wherein PCS agreed to allow Global Techniques to be the exclusive distributor of PCS products in the Middles East, specifically Algeria, Bahrain, Egypt, Iran, Iraq, Jordan, Lebanon, Libya, Kuwait, Oman, the Palestinian Territories, the Kingdom of Saudi Arabia, Syria, Tunisia, Turkey, Qatar, the United Arab Emirates, and Yemen. The International Distribution Agreement is for a term of twenty-five (25) years, after which time it will automatically renew for ten (10) year periods.

Item 9.01. Financial Statements and Exhibits.


c) Exhibits. The following exhibits are attached pursuant to Item 601 of Regulation S-B (17 CFR 228.601) and Instructions B.2 of this form.


     Exhibit No.        Exhibit Description
     -----------        --------------------

99.1 Press Release dated March 28, 2007.

          * Summaries of any exhibit are modified in their entirety by this reference to each exhibit.


                                  SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PCS EDVENTURES!.COM, INC.



Date:	03/28/2007	                  /Shannon M. Wilson/
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                                   Shannon M. Wilson, Vice President and
                                   Chief Financial Officer